NATIONWIDE VARIABLE INSURANCE TRUST NVIT Multi-Manager Small Company Fund Prospectus Supplement dated September 18, 2009 to the Prospectus dated May 1, 2009

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on September 10, 2009, the Board approved the termination of American Century Investment Management, Inc. (“American Century”) as a subadviser to the Fund and the reallocation of the assets representing the sleeve that had been managed by American Century to the Fund’s remaining subadvisers. As a result of this change, effective October 16, 2009, the following amendments are made to the Prospectus:

1. In the “NVIT Multi-Manager Small Company Fund Summary and Performance” section, under the “Principal Strategies” heading on page 3, the third paragraph is deleted and replaced with the following:

The Fund consists of six sleeves, or portions, managed by different subadvisers. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of the Trust, selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has selected Putnam Investment Management, LLC, Gartmore Global Partners, Morgan Stanley Investment Management, Inc., Neuberger Berman Management LLC, Waddell & Reed Investment Management Company and Aberdeen Asset Management Inc. as subadvisers to each manage the assets of a sleeve in the Fund. The subadvisers have been chosen because they approach investing in small-cap securities in a different manner from each other. NFA allocates assets to subadvisers in an effort to increase diversification among securities and investment styles and thereby seeks to increase the potential for investment return and, at the same time, reduce risk and volatility.

2. In the “NVIT Multi-Manager Small Company Fund Summary and Performance” section, under the “Principal Strategies” heading on page 3, the paragraphs describing American Century are deleted.

3. The section relating to American Century on page 7 of the Prospectus under the heading “Subadvisers” is deleted.

4. The section on page 8 of the Prospectus under the heading “Portfolio Management” relating to American Century is deleted.

PLEASE RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE
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